UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2024 (January 29, 2024)
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Harte Hanks, Inc. (the “Company”) announced today that David Garrison who has been serving as Interim Chief Financial Officer was appointed to role of permanent Chief Financial Officer ("CFO") of the Company, effective as of January 29, 2024.
In connection with Mr. Garrison’s appointment, a new employment agreement between the Company and Mr. Garrison, which agreement is effective as of January 29, 2024 (the “Employment Agreement”). Mr. Garrison’s base salary will be $375,000 and his target annual incentive award will be 75% of base salary. The Company also agreed to grant options with a exercise value $500,000 with a vesting schedule over the next three anniversary dates including requirements for continuous employment. In the event that Mr. Garrison’s employment is terminated by the Company without “cause,” the Company will provide Mr. Garrison with the following severance payments equal to 12 months’ of continued base salary payments. Mr. Garrison will be required to continue to comply with his existing confidentiality, non-solicitation and non-competition obligations.
The foregoing description is qualified by reference to the full text of the Employment Agreement. A copy of the Employment Agreement is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the foregoing events is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.
Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the United States Securities and Exchange Commission (the “SEC”). It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, if any. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description
10.1	Employment Agreement between the Company and David Garrison, effective as of January 29, 2024.
99.1	Press Release of Harte Hanks, Inc. dated January 29, 2024 announcing Senior Leadership Team

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: February 2th, 2024	By:	/s/ Robert Wyman
Name: Robert Wyman Title: Secretary and General Counsel